UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 24, 2005



                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida              33432
-------------------------------------------------------------   ---------------
           (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (561) 750-0410
                                                      -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 24, 2005, Adsouth Partners, Inc. issued a press release announcing its outlook for the 2005 first quarter. A copy of the press release is filed as
Exhibit 99.1 to this report.

On March 28, 2005, Adsouth Partners, Inc. issued a press release announcing that an investor conference call was held on March 24, 2005 and that a full audio version of the press release will be posted to the Registrant's website, www.adsouthinc.com, as soon as it is available. The Registrant also announced in that press release that effective March 28, 2005, its ticker symbol will be "ASPR." The change in symbol results from the one-for-fifteen reverse split of its common stock, which will become effective at the opening of trading on March 28, 2005. A copy of the press release is filed as Exhibit 99.2 to this report.

On March 28, 2005, Adsouth Partners, Inc. issued a press release announcing that it has been advised by Gateway Reports, an independent securities analyst, that Gateway Reports is commencing coverage of Adsouth and that any reports that it issues will be available on its website (www.gatewayreports.com). Any statements, estimates or opinions contained in Gateway's report or website represent the opinions of that firm and are not necessarily the views, estimates or opinions of Adsouth's management. A copy of the press release is filed as
Exhibit 99.3 to this report.

Item 9.01.  Exhibits.

Exhibit No.     Description
-----------     -----------
99.1            Press release, dated March 24, 2005, issued by Adsouth
                 Partners, Inc.
99.2            Press release, dated March 28, 2005, issued by Adsouth
                 Partners, Inc.
99.3            Press release, dated March 28, 2005, issued by Adsouth
                 Partners, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ADSOUTH PARTNERS, INC.
                                     ----------------------
                                               (Registrant)

Date: March 28, 2005                 /S/  Anton Lee Wingeier
                                     ____________________________________
                                     Anton Lee Wingeier
                                     Chief Financial Officer

Exhibit 99.1

             Adsouth Partners Provides First Quarter 2005 Guidance

Boca Raton, Florida - March 24, 2005 - Adsouth Partners, Inc. (OTC BB: ADPR) today released its outlook for its operations for the first quarter of 2005. Adsouth estimates that for the first quarter of 2005, it will operate at breakeven to a modest profit on revenue from $1.6 million to $1.65 million.

         Revenues for the first quarter of 2005 are expected to consist of approximately $400,000 from its Advertising sector and from $1.2 million to $1.25 million from its Products sector. During the first half of the first quarter, our lack of working capital limited our ability to sell product. With the completion of our financing in late February, we were able to significantly increase our purchases and ship products.

         AdSouth estimates that it will maintain its previously announced projections for 2005, of $22 million in revenue and net income in the range of $3.8 million to $4 million, or earnings per share of $.48 to $.50 (as adjusted for the effects of the one for fifteen reverse split and based on the current outstanding shares). The Company's ability to meet these projections is subject to a number of factors, including the following:

         * The Company's ability to finance the purchase of inventory in order to meet sales orders. During the first quarter the Company's inability to finance such purchases impaired its ability to generate sales in the first quarter.

         * The Company's ability to project its costs of products. Except for the Dermafresh product line, all of the Company's products are new products in 2005. The Company has made estimates of its costs of products, packaging and shipping, based on its ability to generate sufficient sales to obtain improved pricing. The failure to meet these estimates will impact the results of the Company's operations.

         * An increase in advertising clients. During the first quarter of 2005, one of the Company's advertising clients accounted for approximately 80% of its estimated advertising revenue. The reliance on a small number of advertising clients results in a dependence on one or more clients, and the decision of the client to change agencies or its failure or inability to pay will impact both the Company's revenue and the results of its operations.

         * Any new products which the Company acquires or for which it obtains distribution rights may require significant expenses in connection with the market introduction of the product before revenue can be generated from the product, which could affect the results of the Company's operations.

         * The Company's ability to generate increased sales from its products. The Simon Solutions' product was introduced during the first quarter of 2005 and the Company does not expect it to be on the shelves in major chains until early in the second quarter. Based on the initial consumer response, the Company believes that this product could generate significant sales. In addition, the Company is looking for increased sales from its Dermafresh line, as well as sales from its e70 product line, which it expects to introduce in the second quarter, and its Miko product line of dressings and marinades, which it acquired in the first quarter of 2005, although sales to date have not been significant. However, if any of these products does not generate the anticipated sales, both the Company's revenue and the results of its operations will be affected.

About Adsouth

         Adsouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. Adsouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Forward-Looking Statements

         Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about Adsouth's business based, in part, on assumptions made by management, including those set forth in this press release. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and projections generally, and especially from small companies without a history of earnings, are rarely attained. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed under "Risk Factors" in Adsouth's Form 10-KSB annual report for the year ended December 31, 2003 and in Adsouth's prospectus dated August 6, 2004 filed as part of a registration statement on Form S-8, those described in Management's Discussion and Analysis of Financial Conditions and Results of Operations in its Form 10-KSB annual report for the year ended December 31, 2003, and Form 10-QSB quarterly report for the quarter ended September 30, 2004, and those described and in any other filings which we make with the SEC. In addition, such statements could be affected by risks and uncertainties related to our financial conditions, the availability of financing, Adsouth's ability to generate clients for the direct response marketing business, Adsouth's ability to successfully develop its Dermafresh business as well as other factors which affect the industries in which we conduct business, including market and customer acceptance, competition, government regulations and requirements and pricing, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and Adsouth does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

For further information contact:   John P. Acunto, Jr., CEO at (561) 750-0410

Exhibit 99.2

                     Adsouth Partners Holds Conference Call
                 Reports Symbol Change Effective March 28, 2005

Boca Raton, Florida - March 28, 2005 - Adsouth Partners, Inc. (OTC BB: ADPR) held a conference call today. A full audio version of the conference call will be posted at the Company's web site (www.adsouthinc.com) as soon as it is available.

The Company is also announcing that effective March 28, 2005 its new ticker symbol will be "ASPR". Nasdaq required the symbol change as a result of the one for fifteen reverse split of the Company's common stock.

About Adsouth

         Adsouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. Adsouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Forward-Looking Statements

         Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about Adsouth's business based, in part, on assumptions made by management, including those set forth in this press release. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and projections generally, and especially from small companies without a history of earnings, are rarely attained. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed under "Risk Factors" in Adsouth's Form 10-KSB annual report for the year ended December 31, 2003 and in Adsouth's prospectus dated August 6, 2004 filed as part of a registration statement on Form S-8, those described in Management's Discussion and Analysis of Financial Conditions and Results of Operations in its Form 10-KSB annual report for the year ended December 31, 2003, and Form 10-QSB quarterly report for the quarter ended September 30, 2004, and those described and in any other filings which we make with the SEC. In addition, such statements could be affected by risks and uncertainties related to our financial conditions, the availability of financing, Adsouth's ability to generate clients for the direct response marketing business, Adsouth's ability to successfully develop its Dermafresh business as well as other factors which affect the industries in which we conduct business, including market and customer acceptance, competition, government regulations and requirements and pricing, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and Adsouth does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

For further information contact:   John P. Acunto, Jr., CEO at (561) 750-0410

Exhibit 99.3

           Adsouth Partners Announced Coverage by Securities Analyst

Boca Raton, Florida - March 28, 2005 - Adsouth Partners, Inc. (OTC BB: ASPR) today announced that it has been advised by Gateway Reports, an independent securities analyst, that Gateway Reports is commencing coverage of Adsouth and that any reports that it issues will be available on its website (www.gatewayreports.com). Any statements, estimates or opinions contained in Gateway's report or website represent the opinions of that firm and are not necessarily the views, estimates or opinions of Adsouth's management.

About Adsouth

         Adsouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. Adsouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

About Gateway Reports

Gateway Investor Services offers qualified companies professional, thoroughly-researched initial, annual, and quarterly research reports.

    * These reports are the result of diligent research and articulately discuss each company's products, markets, competitive position, and strategies for future growth, management, financial position, financial performance, financial projections, and valuation matrices. Each report reflects Gateway Reports' in-depth research, clear prose and professional presentation.

    * Credibility with the Investment Community. Each report is edited and reviewed by David Wanetick, Managing Director of Gateway Reports and an associate of The Wall Street Transcript. As an affiliate of The Wall Street Transcript (TWST), Gateway Reports benefits from the credibility, reputation, and strong distribution that TWST has earned from the more than 40 years that it has interviewed thousands of analysts, portfolio managers and CEOs of publicly-traded companies on behalf of institutional investors.

    * Unbeatable Distribution. As an affiliate of The Wall Street Transcript, Gateway Reports has a massive database of portfolio managers of leading pension funds, mutual funds, hedge funds, trusts, insurance companies, and endowments throughout the U.S., Canada and Europe. The Wall Street Transcript has distribution partnerships with First Call, Multex and Zacks to reach the widest possible audience of institutional investors. Gateway Reports distributes its research according to factors such as the recipients' industry focus, preferred market capitalization range, stage of corporate development and trading characteristics.

    * The Gateway Universe. Gateway Reports' clients benefit from the wide-ranging and long-standing relationships that Gateway principals have with small and mid-tier brokerage firms, investment banks, market makers, investor relations firms and investor conference organizers. Introductions to key players among Gateway's network could prove instrumental to your company's corporate development and success as a public entity.

    * Instrument for Corporate Development. While Gateway Reports are crucial for gaining visibility among investors, Gateway Reports are also helpful in other aspects of corporate development. For instance, Gateway Reports provide due diligence to bankers, market makers, and investor relations firms and are a source of stories for the financial and trade press. Gateway can customize its research reports or fact sheets for the likes of the aforementioned recipients.

Forward-Looking Statements

         Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about Adsouth's business based, in part, on assumptions made by management, including those set forth in this press release. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and projections generally, and especially from small companies without a history of earnings, are rarely attained. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed under "Risk Factors" in Adsouth's Form 10-KSB annual report for the year ended December 31, 2003 and in Adsouth's prospectus dated August 6, 2004 filed as part of a registration statement on Form S-8, those described in Management's Discussion and Analysis of Financial Conditions and Results of Operations in its Form 10-KSB annual report for the year ended December 31, 2003, and Form 10-QSB quarterly report for the quarter ended September 30, 2004, and those described and in any other filings which we make with the SEC. In addition, such statements could be affected by risks and uncertainties related to our financial conditions, the availability of financing, Adsouth's ability to generate clients for the direct response marketing business, Adsouth's ability to successfully develop its Dermafresh business as well as other factors which affect the industries in which we conduct business, including market and customer acceptance, competition, government regulations and requirements and pricing, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and Adsouth does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

For further information contact:   John P. Acunto, Jr., CEO at (561) 750-0410


                                      -2-